First Cova Life Insurance Company                                 May 1, 1997


              PROFILE OF THE FIXED AND VARIABLE ANNUITY CONTRACT


This Profile is a summary of some of the more important points that you should consider and know before purchasing the Contract. The Contract is more fully described in the prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE ANNUITY CONTRACT: The fixed and variable annuity contract offered by First Cova is a contract between you, the owner, and First Cova, an insurance company. The Contract provides a means for investing on a tax-deferred basis in a fixed account of First Cova and 8 investment portfolios. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The fixed account offers an interest rate that is guaranteed by the insurance company, First Cova. This interest rate is set once each year. While your money is in the fixed account, the interest your money will earn as well as your principal is guaranteed by First Cova.

This  Contract also offers 8 investment portfolios which are listed in Section
4. These portfolios are designed to offer a better return than the fixed account. However, this is NOT guaranteed. You can also lose your money.

You can put money into any or all of the investment portfolios and the fixed account. You can transfer between accounts up to 12 times a year without charge or tax implications. After 12 transfers, the charge is $25 or 2% of the amount transferred, whichever is less.

The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract.

The amount of money you are able to accumulate in your account during the accumulation phase will determine the amount of income payments during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE): If you want to receive regular income from your annuity, you can choose one of three options: (1) monthly payments for your life (assuming you are the annuitant); (2) monthly payments for your life, but with payments continuing to the beneficiary for 5, 10 or 20 years (as you select) if you die before the end of the selected period; and (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. Once you begin receiving regular payments, you cannot change your payment plan.

During the income phase, you have the same investment choices you had during the accumulation phase. You can choose to have payments come from the fixed account, the investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down.

3. PURCHASE: You can buy this Contract with $5,000 or more under most circumstances. You can add $2,000 or more any time you like during the accumulation phase. Your registered representative can help you fill out the proper forms.

4. INVESTMENT OPTIONS: You can put your money in any or all of these investment portfolios which are described in the prospectuses for the funds:

MANAGED BY J.P. MORGAN INVESTMENT  MANAGED BY LORD, ABBETT & CO.      MANAGED BY CONNING ASSET
MANAGEMENT INC.                    Bond Debenture                     MANAGEMENT COMPANY
Select Equity                      Growth and Income                  Money Market
Large Cap Stock
Small Cap Stock
International Equity
Quality Bond

Depending upon market conditions, you can make or lose money in any of these portfolios.

5. EXPENSES: The Contract has insurance features and investment features, and there are costs related to each.

Each year First Cova deducts a $30 contract maintenance charge from your Contract. First Cova currently waives this charge if the value of your Contract is at least $50,000. First Cova also deducts for its insurance charges which total 1.40% of the average daily value of your Contract allocated to the investment portfolios.

There are also investment charges which range from .205% to .95% of the average daily value of the investment portfolio depending upon the investment portfolio.

If you take your money out, First Cova may assess a withdrawal charge which is equal to 7% of each payment you take out in the first and second years after First Cova receives the payment, 5% of each payment you take out in the third, fourth and fifth years, and 3% of each payment you take out in the sixth and seventh years.

The following chart is designed to help you to understand the expenses in the Contract. The column "Total Annual Expenses" shows the total of the $30 contract maintenance charge (which is represented as .10% below), the 1.40% insurance charges and the investment expenses for each investment portfolio. The next two columns show you two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Expenses are assessed as well as the withdrawal charges. For year 10, the example shows the aggregate of all the annual expenses assessed for the 10 years, but there is no withdrawal charge.

The  premium  tax  is  assumed  to  be  0%  in  both  examples.

                                                                       EXAMPLES:
                                                                      Total Annual
                            Total Annual   Total Annual     Total     Expenses At     End of:
                              Insurance      Portfolio     Annual         (1)           (2)
Portfolio                      Charges       Expenses     Expenses       1 Year       10 Years
--------------------------  -------------  -------------  ---------  --------------  ----------

MANAGED BY J.P. MORGAN
INVESTMENT MANAGEMENT INC.
 Select Equity                      1.50%          0.85%      2.35%  $   93.80       $  266.24
 Large Cap Stock                    1.50%          0.75%      2.25%  $   92.80       $  256.13
 Small Cap Stock                    1.50%          0.95%      2.45%  $   94.80       $  276.23
 International Equity               1.50%          0.95%      2.45%  $   94.80       $  276.23
 Quality Bond                       1.50%          0.65%      2.15%  $   91.79       $  245.92
MANAGED BY LORD, ABBETT
& CO.
 Bond Debenture                     1.50%          0.85%      2.35%  $   93.80       $  266.24
 Growth and Income                  1.50%          0.59%      2.09%  $   91.19       $  239.74
MANAGED BY CONNING ASSET
MANAGEMENT COMPANY
 Money Market                       1.50%         0.205%     1.705%  $   87.31       $  199.08

The expenses reflect any expense reimbursement or fee waiver. For more detailed information, see the Fee Table in the prospectus for the Contract.

6. TAXES: Your earnings are not taxed until you take them out. If you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your original investment. That part of each payment is not taxable as income.

7. ACCESS TO YOUR MONEY: You can take money out at any time during the accumulation phase. After the first year, you can take up to 10% of your total purchase payments each year without charge from First Cova. Withdrawals in excess of that will be charged 7% of each payment you take out in the first and second years after First Cova receives the payment, 5% of each payment you take out in the third, fourth and fifth years, and 3% of each payment you take out in the sixth and seventh years. After First Cova has had a payment for 7 years, there is no charge for withdrawals. Of course, you may also have to pay income tax and a tax penalty on any money you take out. Each purchase payment you add to your Contract has its own 7 year withdrawal charge period.

8. PERFORMANCE: The value of the Contract will vary up or down depending upon the investment performance of the investment portfolios you choose. First Cova may provide total return figures for each investment portfolio.

9. DEATH BENEFIT: If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. This death benefit will be the greater of three amounts: 1) the money you've put in less any money you've taken out, and the related withdrawal charges, or 2) the current value of your Contract, or 3) the value of your Contract at the most recent 7th-year-anniversary plus any money you've added since that anniversary minus any money you've taken out since that anniversary, and the related withdrawal charges. If you die after age 80, slightly different rules apply.

10. OTHER INFORMATION: Free Look. If you cancel the Contract within 10 days after receiving it we will send you whatever your Contract is worth on the day we receive your request (this may be more or less than your original payment) without assessing a withdrawal charge. If you have purchased the Contract as an Individual Retirement Annuity (IRA) you will receive back your purchase payment. (Currently, the Contract is not available under an IRA until the IRA Endorsement is approved by the State of New York Insurance Department.)

No Probate. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

Who should purchase the Contract? This Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

Additional Features. This Contract has additional features you might be interested in. These include:

   * You can arrange to have money automatically sent to you each month while your Contract is still in the accumulation phase. Of course, you'll have to pay taxes on money you receive. We call this feature the Systematic Withdrawal Program.

   * You can arrange to have a regular amount of money automatically invested in investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature Dollar Cost Averaging.

   * First Cova will automatically readjust the money between investment portfolios periodically to keep the blend you select. We call this feature Automatic Rebalancing.

11. INQUIRIES: If you need more information about buying a Contract, please contact us at:

                            Cova Life Sales Company
                          One Tower Lane, Suite 3000
                          Oakbrook Terrace, IL 60181
                                 800-523-1661

If  you  have  any  other  questions,  please  contact  us at our Home Office:

                                 120 Broadway
                              New York, NY 10271
                                (800) 469-4545
                                (212) 766-0012





                                  THE FIXED
                             AND VARIABLE ANNUITY
                                   ISSUED BY
                    FIRST COVA VARIABLE ANNUITY ACCOUNT ONE
                                      AND
                                FIRST COVA LIFE
                               INSURANCE COMPANY

This prospectus describes the Fixed and Variable Annuity Contract offered by First Cova Life Insurance Company (First Cova).

The annuity contract has 9 investment choices - a fixed account which offers an interest rate which is guaranteed by First Cova, and 8 investment portfolios listed below. The 8 investment portfolios are part of the Cova Series Trust, the Lord Abbett Series Fund, Inc. or the General American Capital Company. You can put your money in the fixed account and/or any of these investment portfolios.

Cova  Series  Trust:
      Managed  by  J.P.  Morgan
      Investment  Management  Inc.:
            Select  Equity
            Large  Cap  Stock
            Small  Cap  Stock
            International  Equity
            Quality  Bond

      Managed  by  Lord,  Abbett  &  Co.:
            Bond  Debenture

Lord  Abbett  Series  Fund,  Inc.:
            Managed  by  Lord,  Abbett  &  Co.:
            Growth  and  Income

General  American  Capital  Company:
            Managed  by  Conning  Asset
            Management  Company:
            Money  Market

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the First Cova Fixed and Variable Annuity Contract.

To learn more about the First Cova Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 1997. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the prospectus. The Table of Contents of the SAI is on Page 13 of this prospectus. For a free copy of the SAI, call us at
(800) 831-5433 or write us at: One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May  1,  1997.


  TABLE  OF  CONTENTS                                                       Page

    INDEX  OF  SPECIAL  TERMS
    FEE  TABLE
    EXAMPLES

1.  THE  ANNUITY  CONTRACT

2.  ANNUITY  PAYMENTS  (THE  INCOME  PHASE)

3.  PURCHASE
   Purchase  Payments
   Allocation  of  Purchase  Payments
   Accumulation  Units

4.  INVESTMENT  OPTIONS
   Cova  Series  Trust
   Lord  Abbett  Series  Fund,  Inc.
   General  American  Capital  Company
   Transfers
   Dollar  Cost  Averaging  Program
   Automatic  Rebalancing  Program
   Voting  Rights
   Substitution

5.  EXPENSES
   Insurance  Charges
   Contract  Maintenance  Charge
   Withdrawal  Charge
   Reduction  or  Elimination  of  the
   Withdrawal  Charge
    Transfer  Fee
   Income  Taxes
   Investment  Portfolio  Expenses

6.  TAXES
   Annuity  Contracts  in  General
   Qualified  and  Non-Qualified  Contracts
   Withdrawals  -  Non-Qualified  Contracts
   Withdrawals  -  Qualified  Contracts
   Diversification

7.  ACCESS  TO  YOUR  MONEY
   Systematic  Withdrawal  Program

8.  PERFORMANCE

9.  DEATH  BENEFIT
   Upon  Your  Death
   Death  of  Annuitant

10.  OTHER  INFORMATION
    First  Cova
    The  Separate  Account
    Distributor
    Ownership
    Beneficiary
    Assignment
    Suspension  of  Payments  or  Transfers
    Financial  Statements

TABLE  OF  CONTENTS  OF  THE  STATEMENT  OF
ADDITIONAL  INFORMATION

APPENDIX  A
Performance  Information          A-1

INDEX  OF  SPECIAL  TERMS
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. They are identified in the text in italic and the page that is indicated here is where we believe you will find the best explanation for the word or term.

                                                                    Page
Accumulation  Phase
Accumulation  Unit
Annuitant
Annuity  Date
Annuity  Options
Annuity  Payments
Annuity  Unit
Beneficiary
Fixed  Account
Income  Phase
Investment  Portfolios
Joint  Owner
Non-Qualified
Owner
Purchase  Payment
Qualified
Tax  Deferral


FEE  TABLE
OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of   Years Since
purchase payments) (see Note 2 below)   Payment      Charge
                                        -----------  ------
                                                  1       7%
                                                  2       7%
                                                  3       5%
                                                  4       5%
                                                  5       5%
                                                  6       3%
                                                  7       3%
                                                 8+       0%

Transfer  Fee  (see  Note  3  below)
No charge for first 12 transfers in a contract year; thereafter, the fee is $25 per transfer or, if less, 2% of the amount transferred.

Contract  Maintenance  Charge  (see  Note  4  below)
      $30  per  contract  per  year

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
Mortality and Expense Risk Premium          1.25%
Administrative Expense Charge                .15%
                                            -----
TOTAL SEPARATE ACCOUNT
ANNUAL EXPENSES                             1.40%

INVESTMENT  PORTFOLIO  EXPENSES
(as  a  percentage of the average daily net assets of an investment portfolio)

                                                       Other Expenses
                                                       (after expense
                                                       reimbursement for
                                  Management   12b-1   certain Portfolios -   Total Annual
                                  Fees         Fees    see Note 5 below)      Portfolio Expenses
                                  ----------   -----   --------------------   ------------------
COVA SERIES TRUST
Managed by J.P. Morgan
Investment Management Inc.
     Select Equity*                      .75%    - -                    .10%                 .85%
     Large Cap Stock*                    .65%    - -                    .10%                 .75%
     Small Cap Stock*                    .85%    - -                    .10%                 .95%
     International Equity*               .85%    - -                    .10%                 .95%
     Quality Bond*                       .55%    - -                    .10%                 .65%
Managed by Lord, Abbett & Co.
     Bond Debenture*                     .75%    - -                    .10%                 .85%
LORD ABBETT SERIES FUND, INC.
Managed by Lord, Abbett & Co.
     Growth and Income#                  .50%    .07%                   .02%                 .59%
GENERAL AMERICAN CAPITAL COMPANY
Managed by Conning Asset
Management Company
     Money Market                       .205%    - -                    .00%                .205%

*  Annualized.  The  Portfolio  commenced  regular  investment  operations  on  April  2,  1996.

#  The  Growth  and  Income  Portfolio  of  Lord  Abbett Series Fund, Inc. has a 12b-1 plan which provides  for  payments  to  Lord,  Abbett  &  Co. for remittance to a life insurance company for certain  distribution  expenses  (see  the  Fund  Prospectus).  The 12b-1 plan provides that such remittances,  in  the aggregate, will not exceed .15%, on an annual basis, of the daily net asset value  of  shares  of  the  Growth  and  Income  Portfolio. As of the date of this Prospectus, no payments  have  been  made under the 12b-1 plan. For the year ending December 31, 1997, the 12b-1 fees  are estimated to be .07%. The examples below for this Portfolio reflect the estimated 12b-1 fees.



EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

(a)    upon  surrender  at  the  end  of  each  time  period;

(b)    if  the  contract  is  not  surrendered  or  is  annuitized.

                                        Time  Periods
                                     1 year     3 years
                                     ------     -------
COVA SERIES TRUST
Managed by J.P. Morgan
Investment Management Inc.
     Select Equity                (a)$93.80  (a)$118.16
                                  (b)$23.80  (b)73.16
     Large Cap Stock              (a)$92.80  (a)$115.15
                                  (b)$22.80  (b)$70.15
     Small Cap Stock              (a)$94.80  (a)$121.17
                                  (b)$24.80  (b)$76.17
     International Equity         (a)$94.80  (a)$121.17
                                  (b)$24.80  (b)$76.17
     Quality Bond                 (a)$91.79  (a)$112.12
                                  (b)$21.79  (b)$67.12

Managed by Lord, Abbett & Co.
     Bond Debenture               (a)$93.80  (a)$118.16
                                  (b)$23.80  (b)$73.16

LORD ABBETT SERIES FUND, INC.
Managed by Lord, Abbett & Co.
Growth and Income                 (a)$91.19  (a)$110.30
                                  (b)$21.19  (b)$65.30
GENERAL AMERICAN CAPITAL COMPANY
Managed by Conning Asset
Management Company
     Money Market                 (a)$87.31  (a)$98.54
                                  (b)$17.31  (b)$53.54

Explanation  of  Fee  Table  and  Examples

1. The purpose of the Fee Table is to show you the various expenses you will incur directly or indirectly with the contract. The Fee Table reflects expenses of the Separate Account as well as of the investment portfolios.

2. The withdrawal charge is 7% of each payment you take out in the first and second years after First Cova receives the payment, 5% of each payment you take out in the third, fourth and fifth years, and 3% of each payment you take out in the sixth and seventh years. After First Cova has had a purchase payment for 7 years, there is no charge by First Cova for a withdrawal of that purchase payment. You may also have to pay income tax and a tax penalty on any money you take out. After the first year, you can take up to 10% of your total purchase payments each year without a charge from First Cova.

3. First Cova will not charge you the transfer fee even if there are more than 12 transfers in a year if the transfer is for the Dollar Cost Averaging or Automatic Rebalancing Programs.

4. First Cova will not charge the contract maintenance charge if the value of your contract is $50,000 or more, although, if you make a complete withdrawal, First Cova will charge the contract maintenance charge.

5. An affiliate of First Cova currently reimburses the investment portfolios of Cova Series Trust for all operating expenses (exclusive of the management fees) in excess of approximately .10%. Absent this expense reimbursement, the expenses (on an annualized basis) for the period ended December 31, 1996 would have been: 1.70% for the Select Equity Portfolio, 2.68% for the Small Cap Stock Portfolio, 3.80% for the International Equity Portfolio, 1.52% for the Quality Bond Portfolio, 1.23% for the Large Cap Stock Portfolio and 2.05% for the Bond Debenture Portfolio.

6.    Premium taxes are not reflected. New York does not assess premium taxes.

7.    The  assumed  average  contract  size  is  $30,000.

8. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1.    THE  ANNUITY  CONTRACT

This Prospectus describes the Fixed and Variable Annuity Contract offered by First Cova.

An annuity is a contract between you, the owner, and an insurance company (in this case First Cova), where the insurance company promises to pay you an income, in the form of annuity payments, beginning on a designated date that's at least one year after we issue your contract. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract switches to the income phase. The contract benefits from tax deferral.

Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The contract is called a variable annuity because you can choose among 8 investment portfolios. Depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends upon the investment performance of the investment portfolios you select for the income phase.

The contract also contains a fixed account. The fixed account offers an interest rate that is guaranteed by First Cova. This interest rate is set once each year. First Cova guarantees that the interest credited to the fixed account will not be less than 3% per year. If you select the fixed account, your money will be placed with the other general assets of First Cova. If you select the fixed account, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The amount of the annuity payments you receive during the income phase from the fixed account portion of the contract will remain level for the entire income phase.

As owner of the contract, you exercise all rights under the contract. You can change the owner at any time by notifying First Cova in writing. You and another person can be named joint owners. We have described more information on this in Section 10 - Other Information.

2.    ANNUITY  PAYMENTS  (THE  INCOME  PHASE)

Under the contract you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first day of a calendar month. You can also choose among income plans. We call those annuity options.

We ask you to choose your annuity date and annuity option when you purchase the contract. You can change either at any time before the annuity date with 30 days notice to us. Your annuity date cannot be any earlier than one year after we issue the contract. Annuity payments must begin by the annuitant's 90th birthday. The annuitant is the person whose life we look to when we make annuity payments.

If you do not choose an annuity option at the time you purchase the contract, we will assume that you selected Option 2 which provides a life annuity with 10 years of guaranteed payments.

During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will come from the fixed account, the investment portfolio(s) or a combination of both. If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the annuity date.

If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon 3 things: 1) the value of your contract in the investment portfolio(s) on the annuity date, 2) the 3% assumed investment rate used in the annuity table for the contract, and 3) the performance of the investment portfolios you selected. If the actual performance exceeds the 3% assumed rate, your annuity payments will increase. Similarly, if the actual rate is less than 3%, your annuity payments will decrease.

You can choose one of the following annuity options. After annuity payments begin, you cannot change the annuity option.

OPTION 1. LIFE ANNUITY. Under this option, we will make an annuity payment each month so long as the annuitant is alive. After the annuitant dies, we stop making annuity payments.

OPTION 2. LIFE ANNUITY WITH 5, 10 OR 20 YEARS GUARANTEED. Under this option, we will make an annuity payment each month so long as the annuitant is alive. However, if, when the annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will then continue to make annuity payments for the rest of the guaranteed period to the beneficiary. If the beneficiary does not want to receive annuity payments, he or she can ask us for a single lump sum.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments each month so long as the annuitant and a second person are both alive. When either of these people dies, we will continue to make annuity payments, so long as the survivor continues to live. The amount of the annuity payments we will make to the survivor can be equal to 100%, 66-2/3% or 50% of the amount that we would have paid if both were alive.

Annuity payments are made monthly unless you have less than $2,000 to apply toward a payment. In that case, First Cova may provide your annuity payment in a single lump sum. Likewise, if your annuity payments would be less than $20 a month, First Cova has the right to change the frequency of payments so that your annuity payments are at least $20.

3.    PURCHASE

PURCHASE  PAYMENTS

A purchase payment is the money you give us to buy the contract. The minimum we will accept is $5,000 when the contract is bought as a non-qualified contract. If you are buying the contract as part of an IRA (Individual Retirement Annuity) the minimum we will accept is $2,000. (Currently, the contract is not available under an IRA until the IRA Endorsement is approved by the State of New York Insurance Department.) The maximum we accept is $1 million without our prior approval. You can make additional purchase payments of $2,000 or more to either type of contract.

ALLOCATION  OF  PURCHASE  PAYMENTS
When you purchase a contract, we will allocate your purchase payment to the fixed account and/or one or more of the investment portfolios you have selected. If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. There is a $500 minimum balance requirement for the fixed account and for each investment portfolio.

If you change your mind about owning this contract, you can cancel it within 10 days after receiving it. When you cancel the contract within this time period, First Cova will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. If you have purchased the contract as an IRA, we are required to give you back your purchase payment if you decide to cancel your contract within 10 days after receiving it.

Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

ACCUMULATION  UNITS
The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an accumulation unit. (An accumulation unit works like a share of a mutual fund.) During the income phase of the contract we call the unit an annuity unit.

Every  day  we  determine  the  value  of an accumulation unit for each of the investment  portfolios.  We  do  this  by:

1. determining the total amount of money invested in the particular investment portfolio;

2. subtracting from that amount any insurance charges and any other charges such as taxes we have deducted; and

3.    dividing  this  amount  by the number of outstanding accumulation units.

The  value  of  an  accumulation  unit  may  go  up  or  down from day to day.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio divided by the value of the accumulation unit for that investment portfolio.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day and then credit your contract.

EXAMPLE:
On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Quality Bond Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Quality Bond Portfolio is $13.90. We then divide
$5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Quality Bond Portfolio.

4.    INVESTMENT  OPTIONS

The Contract offers 8 investment portfolios which are described below. Additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY BEFORE INVESTING. COPIES OF THESE PROSPECTUSES ARE ATTACHED TO THIS PROSPECTUS.

COVA  SERIES  TRUST

Cova Series Trust is managed by Cova Advisory, which is an affiliate of First Cova. Cova Series Trust is a mutual fund with multiple portfolios. Each investment portfolio has a different investment objective. Cova Advisory has engaged sub-advisers to provide investment advice for the individual investment portfolios. The following investment portfolios are available under the contract:

J.P.  MORGAN  INVESTMENT  MANAGEMENT  INC. IS THE SUB-ADVISER TO THE FOLLOWING
PORTFOLIOS:

  Select  Equity  Portfolio
  Large  Cap  Stock  Portfolio
  Small  Cap  Stock  Portfolio
  International  Equity  Portfolio
  Quality  Bond  Portfolio

LORD,  ABBETT  &  CO.  IS  THE  SUB-ADVISER  TO  THE  FOLLOWING  PORTFOLIO:

  Bond  Debenture  Portfolio

LORD  ABBETT  SERIES  FUND,  INC.
Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Each portfolio is managed by Lord, Abbett & Co. The following portfolio is available under the contract:

  Growth  and  Income  Portfolio

GENERAL  AMERICAN  CAPITAL  COMPANY
General American Capital Company is a mutual fund with multiple portfolios. Each portfolio is managed by Conning Asset Management Company. The following portfolio is available under the contract:

  Money  Market  Fund

TRANSFERS
You can transfer money among the fixed account and the 8 investment portfolios.

TRANSFERS  DURING  THE  ACCUMULATION  PHASE.
You can make 12 transfers every year during the accumulation phase without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the fixed account and to or from any investment portfolio. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer or, if less, 2% of the amount transferred. The following apply to any transfer during the accumulation phase:

1. The minimum amount which you can transfer is $500 or your entire value in the investment portfolio or fixed account.

2. Your request for transfer must clearly state which investment portfolio(s) or the fixed account are involved in the transfer.

3.  Your request for transfer must clearly state how much the transfer is for.

4.   You cannot make any transfers within 7 calendar days of the annuity date.

TRANSFERS  DURING  THE  INCOME  PHASE.
You can only make transfers between the investment portfolios once each year. We measure a year from the anniversary of the day we issued your contract. You cannot transfer from the fixed account to an investment portfolio, but you can transfer from one or more investment portfolios to the fixed account at any time. If you make more than 12 transfers in a year, a transfer fee will be charged.

You can make transfers by telephone. If you own the contract with a joint owner, unless First Cova is instructed otherwise, First Cova will accept instructions from either you or the other owner. First Cova will use reasonable procedures to confirm that instructions given us by telephone are genuine. If First Cova fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. First Cova tape records all telephone instructions.

DOLLAR  COST  AVERAGING  PROGRAM
The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from the Money Market Fund of General American Capital Company or the fixed account to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

The minimum amount which can be transferred each month is $500. You must have at least $6,000 in the Money Market Fund of General American Capital Company or the fixed account, (or the amount required to complete your program, if less) in order to participate in the Dollar Cost Averaging Program.

All Dollar Cost Averaging transfers will be made on the 15th day of the month unless that day is not a business day. If it is not, then the transfer will be made the next business day.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee.

AUTOMATIC  REBALANCING  PROGRAM
Once your money has been allocated among the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the anniversary of the date we issued your contract. The transfer date will be the 1st day after the end of the period you selected. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

EXAMPLE:
Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Quality Bond Portfolio and 60% to be in the Select Equity Portfolio. Over the next 2-1 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Quality Bond Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, First Cova would sell some of your units in the Quality Bond Portfolio to bring its value back to 40% and use the money to buy more units in the Select Equity Portfolio to increase those holdings to 60%.

VOTING  RIGHTS
First Cova is the legal owner of the investment portfolio shares. However, First Cova believes that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that First Cova owns on its own behalf. Should First Cova determine that it is no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION
First Cova may be required to substitute one of the investment portfolios you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this.

5.    EXPENSES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

INSURANCE  CHARGES
Each day, First Cova makes a deduction for its insurance charges. First Cova does this as part of its calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: 1) the mortality and expense risk premium and 2) the administrative expense charge.

MORTALITY AND EXPENSE RISK PREMIUM. This charge is equal, on an annual basis, to 1.25% of the daily value of the contracts invested in an investment portfolio, after expenses have been deducted. This charge is for all the insurance benefits e.g., guarantee of annuity rates, the death benefits, for certain expenses of the contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then First Cova will bear the loss. First Cova does, however, expect to profit from this charge. The mortality and expense risk premium cannot be increased. First Cova may use any profits we make from this charge to pay for the costs of distributing the contract.

ADMINISTRATIVE  EXPENSE  CHARGE.  This charge is equal, on an annual basis, to
 .15% of the daily value of the contracts invested in an investment portfolio, after expenses have been deducted. This charge, together with the contract maintenance charge (see below) is for all the expenses associated with the administration of the contract. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. Because this charge is taken out of every unit value, you may pay more in administrative costs than those that are associated solely with your contract. First Cova does not intend to profit from this charge. However, if this charge and the contract maintenance charge are not enough to cover the costs of the contracts in the future, First Cova will bear the loss.

CONTRACT  MAINTENANCE  CHARGE
During the accumulation phase, every year on the anniversary of the date when your contract was issued, First Cova deducts $30 from your contract as a contract maintenance charge. This charge is for administrative expenses (see above). This charge can not be increased.

First Cova will not deduct this charge, if when the deduction is to be made, the value of your contract is $50,000 or more. First Cova may some time in the future discontinue this practice and deduct the charge.

If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted. A prorata portion of the charge will be deducted if the annuity date is other than an anniversary. After the annuity date, the charge will be collected monthly out of the annuity payment.

WITHDRAWAL  CHARGE
During the accumulation phase, you can make withdrawals from your contract. First Cova keeps track of each purchase payment. Once a year after the first year, you can withdraw up to 10% of your total purchase payments and no withdrawal charge will be assessed on the 10%, if on the day you make your withdrawal the value of your contract is $5,000 or more. Otherwise, the charge is 7% of each payment you take out in the first and second years after First Cova receives the payment, 5% of each payment you take out in the third, fourth and fifth years, and 3% of each payment you take out in the sixth and seventh years. After First Cova has had a purchase payment for 7 years, there is no charge when you withdraw that purchase payment. For purposes of the withdrawal charge, First Cova treats withdrawals as coming from the oldest purchase payment first. When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract.

NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.

First Cova does not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits.

REDUCTION  OR  ELIMINATION  OF  THE  WITHDRAWAL  CHARGE
First Cova will reduce or eliminate the amount of the withdrawal charge when the contract is sold to an officer, director or employee of First Cova. In no event will elimination of the Withdrawal Charge be permitted where elimination will be unfairly discriminatory to any person.

TRANSFER  FEE
You can make 12 free transfers every year. We measure a year from the day we issue your contract. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred whichever is less.

If the transfer is part of the Dollar Cost Averaging Program or the Automatic Rebalancing Program it will not count in determining the transfer fee.

INCOME  TAXES
First Cova will deduct from the contract for any income taxes which it incurs because of the contract. At the present time, we are not making any such deductions.

INVESTMENT  PORTFOLIO  EXPENSES
There are deductions from and expenses paid out of the assets of the various investment portfolios, which are described in the attached fund prospectuses.

6.    TAXES

NOTE: First Cova has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. First Cova has included in the Statement of Additional Information an additional discussion regarding taxes.

ANNUITY  CONTRACTS  IN  GENERAL
Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

You, as the owner, will not be taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts), the contract will generally not be treated as an annuity for tax purposes.

QUALIFIED  AND  NON-QUALIFIED  CONTRACTS
If you purchase the contract as an individual and not under an Individual Retirement Annuity (IRA), your contract is referred to as a non-qualified contract.

If you purchase the contract under an IRA, your contract is referred to as a qualified contract. Currently, the contract is not available under an IRA until the IRA Endorsement is approved by the State of New York Insurance Department.

WITHDRAWALS  -  NON-QUALIFIED  CONTRACTS
If you make a withdrawal from your contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59-1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity, (5) paid under an immediate annuity; or (6) which come from purchase payments made prior to August 14, 1982.

WITHDRAWALS  -  QUALIFIED  CONTRACTS
The above information describing the taxation of non-qualified contracts does not apply to qualified contracts. There are special rules that govern with respect to qualified contracts. We have provided a more complete discussion in the Statement of Additional Information.

DIVERSIFICATION
The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. First Cova believes that the investment portfolios are being managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not First Cova would be considered the owner of the shares of the investment portfolios. If this occurs, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent under federal tax law owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment portfolios.

Due to the uncertainty in this area, First Cova reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

7.    ACCESS  TO  YOUR  MONEY

You can have access to the money in your contract: (1) by making a withdrawal (either a partial or a complete withdrawal); (2) by electing to receive annuity payments; or (3) when a death benefit is paid to your beneficiary. Withdrawals can only be made during the accumulation phase.

When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal less any applicable withdrawal charge, less any premium tax and less any contract maintenance charge. (See Section 5. Expenses for a discussion of the charges.)

Unless you instruct First Cova otherwise, any partial withdrawal will be made pro-rata from all the investment portfolios and the fixed account you selected. Under most circumstances the amount of any partial withdrawal must be for at least $500. First Cova requires that after a partial withdrawal is made you keep at least $1,000 in your contract.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC  WITHDRAWAL  PROGRAM
If you are 59-1/2 or older, you may use the Systematic Withdrawal Program. This program provides an automatic monthly payment to you of up to 10% of your total purchase payments each year. No withdrawal charge will be deducted for these payments. First Cova does not have any charge for this program. If you use this program, you may not also make a single 10% free withdrawal. For a discussion of the withdrawal charge and the 10% free withdrawal, see Section
5.  Expenses.

All Systematic Withdrawals will be paid on the 15th day of the month unless that day is not a business day. If it is not, then the payment will be the next business day.

INCOME  TAXES  MAY  APPLY  TO  SYSTEMATIC  WITHDRAWALS.

8.    PERFORMANCE

First Cova periodically advertises performance of the various investment portfolios. First Cova will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the insurance charges, contract maintenance charges, and withdrawal charges.

First Cova may, from time to time, include in its advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

Appendix A contains performance information that you may find informative. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and the results shown are not necessarily representative of future results.

9.    DEATH  BENEFIT

UPON  YOUR  DEATH
If you die before annuity payments begin, First Cova will pay a death benefit to your beneficiary (see below). If you have a joint owner, the death benefit will be paid when the first of you dies. The surviving joint owner will be treated as the beneficiary.

The amount of the death benefit depends on how old you or your joint owner is.

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greater of:

1. Total purchase payments, less withdrawals (and any withdrawal charges paid on the withdrawals);

2.  The value of your contract at the time the death benefit is to be paid; or

3. The value of your contract on the most recent seven year anniversary before the date of death, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals.)

After you, or your joint owner, reaches age 80, the death benefit will be the greater of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals);

2.  The value of your contract at the time the death benefit is to be paid; or
3. The value of your contract on the most recent seven year anniversary on or before you or your joint owner reaches age 80, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals).

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payment must begin within one year of the date of death. If the beneficiary is the spouse of the owner, he/she can continue the contract in his/her own name at the then current value. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.

DEATH  OF  ANNUITANT
If the annuitant, not an owner or joint owner, dies before annuity payments begin, you can name a new annuitant. If no annuitant is named within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death or change of annuitant will be treated as the death of the owner, and a new annuitant may not be named.

Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected.

10.    OTHER  INFORMATION

FIRST  COVA
First Cova Life Insurance Company (First Cova) was organized under the laws of the State of New York on December 31, 1992. First Cova is a wholly-owned subsidiary of Cova Financial Services Life Insurance Company, a Missouri insurance company. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased First Cova which on that date changed its name to First Cova Life Insurance Company.

First  Cova  is  licensed  to  do  business  only  in  the  state of New York.

THE  SEPARATE  ACCOUNT
First Cova has established a separate account, First Cova Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of First Cova adopted a resolution to establish the Separate Account under New York insurance law on December 31, 1992. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The assets of the Separate Account are held in First Cova's name on behalf of the Separate Account and legally belong to First Cova. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business First Cova may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts First Cova may issue.

DISTRIBUTOR
Cova Life Sales Company (Life Sales), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the contracts. Life Sales is an affiliate of First Cova.

Commissions will be paid to broker-dealers who sell the contracts. Broker-dealers will be paid commissions of up to 3.5% of purchase payments. In addition, under certain circumstances, an expense allowance of up to 2.75% of purchase payments may be payable. The New York Insurance Department has ruled that asset based compensation is permissible under certain circumstances. First Cova may, in the future, adopt an asset based compensation program in addition to, or in lieu of, the present compensation program. To the extent that the withdrawal charge is insufficient to cover the actual cost of distribution, First Cova may use any of its corporate assets, including any profit from the mortality and expense risk premium, to make up any difference.

OWNERSHIP
OWNER. You, as the owner of the contract, have all the rights under the contract. Prior to the annuity date, the owner is as designated at the time the contract is issued, unless changed. On and after the annuity date, the annuitant is the owner. The beneficiary becomes the owner when a death benefit is payable.

JOINT OWNER. The contract can be owned by joint owners. Upon the death of either joint owner, the surviving owner will be the designated beneficiary. Any other beneficiary designation at the time the contract was issued or as may have been later changed will be treated as a contingent beneficiary unless otherwise indicated.

BENEFICIARY
The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

ASSIGNMENT
You can assign the contract at any time during your lifetime. First Cova will not be bound by the assignment until it receives the written notice of the assignment. First Cova will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

SUSPENSION  OF  PAYMENTS  OR  TRANSFERS
First Cova may be required to suspend or postpone payments for withdrawal or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.    trading  on  the  New  York  Stock  Exchange  is  restricted;

3. an emergency exists as a result of which disposal of shares of the investment portfolios is not reasonably practicable or First Cova cannot reasonably value the shares of the investment portfolios;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

First Cova has reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

FINANCIAL  STATEMENTS
The financial statements of First Cova have been included in the Statement of Additional Information. There are no financial statements for the Separate Account included in the Statement of Additional Information because as of December 31, 1996, the Separate Account had no assets.

TABLE  OF  CONTENTS  OF  THE
STATEMENT  OF  ADDITIONAL  INFORMATION

  Company

  Experts

  Legal  Opinions

  Distribution

  Performance  Information

  Tax  Status

  Annuity  Provisions

  Financial  Statements



APPENDIX  A
PERFORMANCE  INFORMATION
Future performance will vary and the results shown are not necessarily representative of future results.

PART 1 COVA SERIES TRUST, LORD ABBETT SERIES FUND, INC. AND GENERAL AMERICAN CAPITAL COMPANY EXISTING PORTFOLIOS

J.P. Morgan Investment Management Inc. is the sub-adviser for the following portfolios of Cova Series Trust: Select Equity, Small Cap Stock, International Equity, Quality Bond and Large Cap Stock. Lord Abbett & Co. is the sub-adviser for the Bond Debenture Portfolio of Cova Series Trust. Lord, Abbett & Co. is the investment adviser for Lord Abbett Series Fund, Inc. which currently has one operating portfolio: Growth and Income. Conning Asset Management Company is the adviser for the Money Market Fund of General American Capital Company. All of these portfolios began operations before May 1, 1997. As a result, performance information is available for these portfolios as well as for the accumulation unit values.

The performance figures shown for the portfolios in Column A in the chart below reflect the actual fees and expenses paid by the portfolio. Column B presents performance figures for the accumulation units which reflect the insurance charges as well as the fees and expenses of the investment portfolio. Column C presents performance figures for the accumulation units which reflect the insurance charges, the contract maintenance charge, the fees and expenses of the investment portfolio, and assume that you make a withdrawal at the end of the period and therefore the withdrawal charge is reflected. For the Cova Series Trust Portfolios, performance is shown from the dates shares were first offered to the public as follows: May 1, 1996 for the Select Equity, Small Cap Stock, International Equity, Quality Bond, Large Cap Stock and Bond Debenture Portfolios. For the Lord Abbett Series Fund, Inc. Growth and Income Portfolio, operations commenced on December 11, 1989. For the Money Market Fund of General American Capital Company, performance is shown from June 3, 1996, the date on which shares were first made available under the Contract.

The inception date for the accumulation units investing in the investment portfolios was February 18, 1997. Accumulation unit performance prior to this date, as shown in Columns B and C below, is therefore hypothetical.

PART  1  COVA  SERIES  TRUST
AVERAGE  ANNUAL  TOTAL  RETURN  FOR  THE  PERIODS  ENDED  12/31/96

                           Column  A              Column B                  Column  C
                      Portfolio  Performance          Accumulation Unit Performance
                      -----------------------     -----------------------------------

                                   since                    SINCE                    since
Portfolio             1 yr  5 yrs  inception   1 YR  5 YRS  INCEPTION   1 yr  5 yrs  inception
--------------------  ----  -----  ---------   ----  -----  ---------   ----  -----  ---------
Select Equity          - -    - -       8.52%   - -    - -       7.48%   - -    - -        .86%
Small Cap Stock        - -    - -       8.65%   - -    - -       7.57%   - -    - -        .94%
International Equity   - -    - -       8.44%   - -    - -       7.36%   - -    - -        .74%
Quality Bond           - -    - -       5.68%   - -    - -       4.76%   - -    - -     (1.85)%
Large Cap Stock        - -    - -      14.35%   - -    - -      13.32%   - -    - -       6.68%
Bond Debenture         - -    - -      12.89%   - -    - -      11.86%   - -    - -       5.22%

PART  1  LORD  ABBETT  SERIES  FUND,  INC.
AVERAGE  ANNUAL  TOTAL  RETURN  FOR  THE  PERIODS  ENDED  12/31/96

                         Column  A                Column B                    Column C
                   Portfolio  Performance             Accumulation Unit Performance
                  -----------------------         --------------------------------------
                                   since                       SINCE                       since
Portfolio           1 yr   5 yrs   inception    1 YR   5 YRS   INCEPTION    1 yr   5 yrs   inception
-----------------   ----   -----   ---------    ----   -----   ---------    ----   -----   ---------
Growth and Income  19.49%  16.16%      15.50%  17.76%  14.54%      13.92%  10.86%  13.50%      13.29%

PART  1  GENERAL  AMERICAN  CAPITAL  COMPANY
AVERAGE  ANNUAL  TOTAL  RETURN  FOR  THE  PERIOD  ENDED  12/31/96

                       Column A             Column B              Column  C
                 Portfolio  Performance       Accumulation Unit  Performance
                -----------------------     --------------------------------
                         since                 SINCE                 since
Portfolio                inception             INCEPTION             inception
------------             ---------             ---------             ---------
Money Market              3.17%                 2.34%                 -4.27%

PART  2
GENERAL  AMERICAN  CAPITAL
COMPANY  PERFORMANCE

Shares of the General American Capital Company Money Market Fund were first offered under the Contract on June 3, 1996. However, the General American Capital Company Money Market Fund has been in existence for sometime and therefore has an investment performance history. In order to show how investment performance of the General American Capital Company Money Market Fund affects accumulation unit values, we have developed performance information.

The chart below shows the investment performance of the General American Capital Company Money Market Fund and the accumulation unit performance calculated by assuming that accumulation units were invested in the General American Capital Company Money Market Fund for the same periods.

The performance figures in Column A for the General American Capital Company Money Market Fund reflect the fees and expenses paid by the portfolio. Column B presents performance figures for the accumulation units which reflect the insurance charges as well as the fees and expenses of the General American Capital Company Money Market Fund. Column C presents performance figures for the accumulation units which reflect the insurance charges, the contract maintenance charge, the fees and expenses of the General American Capital Company Money Market Fund, and assumes that you make a withdrawal at the end of the period and therefore the withdrawal charge is reflected.

PART  2  GENERAL  AMERICAN  CAPITAL  COMPANY  MONEY  MARKET  FUND
AVERAGE  ANNUAL  TOTAL  RETURN  FOR  THE  PERIODS  ENDED  12/31/96


                             Column  A                    Column B                  Column C
                         Fund  Performance                     Accumulation Unit Performance
                         -----------------                ----------------------------------
Portfolio          1 yr   5 yrs   10 yrs   1 YR   5 YRS   10 YRS      1 yr    5 yrs  10 yrs
-----------------  ----   -----   ------   ----   -----   ------      ----    -----  ------
Money Market Fund  5.51%   4.49%    6.01%  4.11%   3.09%    4.61%  (2.99)%  (1.51)%    4.51%






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                              First Cova Life
                                Insurance Company
                              Attn: Variable Products
                              120 Broadway, 10th Floor
                              New York, New York 10271









     Please send me, at no charge, the Statement of Additional Information dated May 1, 1997 for The Annuity Contract issued by First Cova.




                  (Please print or type and fill in all information)




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CNY-1090(5/97)                                                    FIRST COVA VA


                     STATEMENT OF ADDITIONAL INFORMATION

            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT

                                   ISSUED BY

                    FIRST COVA VARIABLE ANNUITY ACCOUNT ONE

                                      AND

                       FIRST COVA LIFE INSURANCE COMPANY



THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1997, FOR THE INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE
COMPANY  AT:    One  Tower  Lane,  Suite  3000,  Oakbrook  Terrace,  Illinois
60181-4644,  (800)  831-LIFE.

THIS  STATEMENT  OF  ADDITIONAL  INFORMATION  IS  DATED MAY 1, 1997.


                               TABLE OF CONTENTS


                                                                          Page


COMPANY

EXPERTS

LEGAL  OPINIONS

DISTRIBUTION

PERFORMANCE  INFORMATION
Total  Return
Historical  Unit  Values
Reporting  Agencies
Performance Information

TAX  STATUS
General
Diversification
Multiple  Contracts
Contracts  Owned  by  Other  than  Natural  Persons
Tax  Treatment  of  Assignments
Income  Tax  Withholding
Tax  Treatment  of  Withdrawals  -  Non-Qualified  Contracts
Qualified  Plans
Tax  Treatment  of  Withdrawals  -  Qualified  Contracts

ANNUITY  PROVISIONS
Variable  Annuity
Fixed  Annuity
Annuity  Unit
Net  Investment  Factor
Mortality  and  Expense  Guarantee

FINANCIAL  STATEMENTS

                                    COMPANY

First Cova Life Insurance Company (the "Company") was organized under the laws of the state of New York on December 31, 1992. The Company is presently licensed to do business only in the state of New York. The Company is a wholly-owned subsidiary of Cova Financial Services Life Insurance Company ("Cova Life"), a Missouri insurance company. On December 31, 1992, Cova Life acquired Wausau Underwriters Life Insurance Company ("Wausau"), a stock life insurance company organized under the laws of the state of Wisconsin. On April 16, 1993, Wausau was merged into the Company, with the Company as the surviving corporation.

On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company ("General American") purchased Cova Life from Xerox Financial
Services, Inc. The acquisition of Cova Life included related companies, including the Company. On June 1, 1995, the Company changed its name to First Cova Life Insurance Company.

General American is a St. Louis-based mutual company with more than $250 billion of life insurance in force and approximately $19 billion in assets. It provides life and health insurance, retirement plans, and related financial services to individuals and groups.

                                    EXPERTS

The statutory financial statements of the Company as of December 31, 1996 and 1995, and for each of the years in the three year period ended December 31, 1996 included in this Prospectus and the Statement of Additional Information, have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The report of KPMG Peat Marwick LLP covering the financial statements of the Company contains an explanatory paragraph which states that the financial statements are presented in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York which differ from generally accepted accounting principles. The effects of the differences are disclosed in the statutory financial statements.

                                LEGAL OPINIONS

Legal matters in connection with the Contracts described herein are being passed upon by the law firm of Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.

                                 DISTRIBUTION

Cova Life Sales Company ("Life Sales") acts as the distributor. Prior to June 1, 1995, Cova Life Sales Company was known as Xerox Life Sales Company. Life Sales is an affiliate of the Company. The offering is on a continuous basis.

                            PERFORMANCE INFORMATION

TOTAL  RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a 1.25% Mortality and Expense Risk Premium, a .15% Administrative Expense Charge, the expenses for the underlying investment portfolio being advertised and any applicable Contract Maintenance Charges and Withdrawal Charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charges and any applicable Withdrawal Charges to arrive at
the  ending  hypothetical  value.    The  average  annual total return is then
determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                             n
                               P  (  1  +  T)  =  ERV

Where:
     P    = a  hypothetical  initial  payment  of  $1,000
     T    = average  annual  total  return
     n    = number  of  years
   ERV    = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Withdrawal Charge. The deduction of any Withdrawal Charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an Owner's total return may be in any future period.

HISTORICAL  UNIT  VALUES

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING  AGENCIES

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products
Performance  Analysis  Service,  the  VARDS  Report  or  from  Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data
which    currently    tracks  the  performance  of  almost  4,000  investment
companies.The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

PERFORMANCE INFORMATION - GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND AND LORD ABBETT SERIES FUND, INC. GROWTH AND INCOME PORTFOLIO

Even though the Money Market Fund of General American Capital Company and the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. were not available under the Contract until June 3, 1996 and February 18, 1997, respectively, each of these funds has been in existence for some time and consequently has an investment performance history. In order to demonstrate how investment experience of the Money Market Fund and the Growth and Income Portfolio affects Accumulation Unit values, performance information was developed. The information is based upon the historical experience of the Money Market
Fund and the Growth and Income Portfolio and is for the periods shown. The prospectus contains a chart of performance information.

Future performance of the Money Market Fund and the Growth and Income Portfolio will vary and the hypothetical results shown are not necessarily representative of future results. Performance for periods ending after those shown may vary substantially from the examples shown. The performance of the Money Market Fund and the Growth and Income Portfolio is calculated for a specified period of time by assuming an initial Purchase Payment of $1,000 allocated to the Portfolio. There are performance figures for the Accumulation Units which reflect the insurance charges as well as the portfolio expenses. There are also performance figures for the Accumulation Units which reflect the insurance charges, the contract maintenance charge, the portfolio expenses, and assume that you make a withdrawal at the end of the period and therefore the withdrawal charge is reflected. The percentage increases (decreases) are determined by subtracting the initial Purchase Payment from the ending value and dividing the remainder by the beginning value. The performance may also show figures when no withdrawal is assumed.


                                  TAX STATUS

GENERAL

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT
SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For  annuity  payments,  a  portion  of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The    Company intends that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE  CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS  OWNED  BY  OTHER  THAN  NATURAL  PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX  TREATMENT  OF  ASSIGNMENTS

An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

INCOME  TAX  WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX  TREATMENT  OF  WITHDRAWALS  -  NON-QUALIFIED  CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

QUALIFIED  PLANS

The Contracts offered herein may also be used as Qualified Contracts. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing Qualified Contracts.

Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Qualified Contracts are not transferable except upon surrender or annuitization.

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). THE CONTRACTS ARE NOT AVAILABLE AS QUALIFIED CONTRACTS UNTIL AN IRA ENDORSEMENT IS APPROVED BY THE STATE OF NEW YORK INSURANCE DEPARTMENT. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.
Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX  TREATMENT  OF  WITHDRAWALS  -  QUALIFIED  CONTRACTS

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Section 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Annuitant reaches age 59 1/2; (b) distributions following the death or disability of the Annuitant (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and his or her designated Beneficiary; (d) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; or (e) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

                              ANNUITY PROVISIONS

VARIABLE  ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account. At the Annuity Date, the Contract Value in each investment portfolio will be applied to the applicable Annuity Tables. The Annuity Table used will depend upon the Annuity Option chosen. If, as of the Annuity Date, the then current Annuity Option rates applicable to this class of Contracts provide a first Annuity Payment greater than guaranteed under the same Annuity Option under this Contract, the greater payment will be made. The dollar amount of Annuity Payments after the first is determined as follows:

     (1) the dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the Annuity Payment period.

     (2) the fixed number of Annuity Units is multiplied by the Annuity Unit value for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.

The total dollar amount of each Variable Annuity Payment is the sum of all investment portfolios' Variable Annuity Payments reduced by the applicable Contract Maintenance Charge.

FIXED  ANNUITY

A fixed annuity is a series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The General Account Value on the day immediately preceding the Annuity Date will be used to determine the Fixed Annuity monthly payment. The first monthly Annuity Payment will be based upon the Annuity Option elected and the appropriate Annuity Option Table.

ANNUITY  UNIT

The value of an Annuity Unit for each investment portfolio was arbitrarily set initially at $10. This was done when the first investment portfolio shares were purchased. The investment portfolio Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the investment portfolio Annuity Unit value for the immediately preceding Valuation Period by the product of (a) the Net Investment Factor for the day for which the Annuity Unit value is being calculated, and (b) 0.999919.

NET  INVESTMENT  FACTOR

The Net Investment Factor for any investment portfolio for any Valuation Period is determined by dividing:

     (a) the Accumulation Unit value as of the close of the current Valuation Period, by

     (b) the Accumulation Unit value as of the close of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, as the Annuity Unit value may increase or decrease.

MORTALITY  AND  EXPENSE  GUARANTEE

The Company guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

                             FINANCIAL STATEMENTS

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.



FIRST COVA LIFE INSURANCE
COMPANY

Statutory Financial Statements
December 31, 1996, 1995 and 1994

(With Independent Auditors Report Thereon)

INDEPENDENT AUDITORS REPORT



The Board of Directors and Shareholder
First Cova Life Insurance Company:


We have audited the accompanying statutory statements of admitted assets, liabilities, and capital stock and surplus of First Cova Life Insurance Company as of December 31, 1996 and 1995, and related statutory statements of operations, capital stock and surplus, and cash flow for each of the years in the three year period ended December 31, 1996. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 2 to the accompanying financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Department of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are also described in note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of First Cova Life Insurance Company as of December 31, 1996 and 1995, or the results of its operations, or its cash flow for the years in the three year period ended December 31, 1996.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of First Cova Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flow for the years in the three year period ended December 31, 1996, on the basis of accounting described in note 2.




St. Louis, Missouri
March 7, 1997

FIRST COVA LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus

December 31, 1996 and 1995




ADMITTED ASSETS                                   1996           1995
--------------------------------------------
Bonds                                         $155,709,584  $  154,785,930
Mortgage loans on real estate                    8,747,207      10,059,682
Policy loans                                    18,892,768      16,922,627
Cash and short-term investments                  3,989,023       3,140,606

Total cash and investments                     187,338,582     184,908,845

Investment income due and accrued                2,582,265       2,584,922
Other assets                                         1,053           2,696

Total admitted assets                         $189,921,900  $  187,496,463

LIABILITIES AND CAPITAL STOCK AND SURPLUS
--------------------------------------------

Aggregate reserve for life policies and
  annuity contracts                            158,304,214     159,232,113
Supplementary contracts without life
  contingencies                                     90,934          25,347
Life policy and annuity contract claims            271,935         296,837
Interest maintenance reserve                     1,461,027       1,407,616
General expenses due or accrued                     62,590          47,586
Taxes, licenses, and fees due or accrued
  excluding federal income taxes                   211,347         233,343
Federal income taxes                               333,215          45,000
Remittances and items not allocated                  4,523              62
Asset valuation reserve                          1,469,780       1,185,008
Payable to parent, subsidiaries, and
  affiliates                                        29,665          58,912
Reinsurance payable                              2,457,436       3,161,595
Checks outstanding                                  72,460         274,310
Accounts payable-security purchases              2,009,896              --

Total liabilities                              166,779,022     165,967,729
                                              ------------  --------------

Common capital stock, $10 par value.
  Authorized, issued and outstanding 200,000
  shares                                         2,000,000       2,000,000
Gross paid-in and contributed surplus           11,501,272      11,501,272

Unassigned surplus                               9,641,606       8,027,462

Total capital stock and surplus                 23,142,878      21,528,734
                                              ------------  --------------

Total liabilities and capital stock
  and surplus                                 $189,921,900  $  187,496,463
                                              ------------  --------------

See accompanying notes to statutory financial statements

FIRST COVA LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 1996, 1995 and 1994



                                                                                                  1996            1995
                                                                                                            ------------
Income:
  Premiums, annuity considerations and
     deposit-type funds                                                                       $   568,601   $   126,602
  Considerations for supplementary contracts
     without life contingencies                                                                    81,024        32,526
  Net investment income                                                                        13,507,494    12,526,475
  Amortization of interest maintenance
     reserve                                                                                     (206,397)     (210,681)
                                                                                                            ------------

Total Income                                                                                   13,950,722    12,474,922
                                                                                                            ------------

Benefits and Expenses:
  Death benefits                                                                                2,691,451     2,101,255
  Annuity benefits                                                                                     --       359,487
  Surrender benefits and other fund
     withdrawals                                                                                8,718,785     9,184,900
  Interest on policy or contract funds                                                             10,485         9,097
  Payment on supplementary contracts without
     life contingencies                                                                            12,532         5,838
  Increase/(decrease) in aggregate reserves
     for life policies and annuity contracts                                                     (927,900)    1,910,580
  Increase in reserve for supplementary
     contracts without life contingencies                                                          65,587        25,347
  Commissions on premiums and annuity
     considerations                                                                                19,901         2,460
  Commissions and expense allowances on
     reinsurance assumed                                                                          399,898       439,112
  General insurance expenses                                                                      662,810       664,633
  Insurance, taxes, licenses, and fees,
     excluding federal income taxes                                                                24,749       810,899
  Other expenses                                                                                      887            --
                                                                                              ------------  ------------

Total Benefits and Expenses                                                                    11,679,185    15,513,608
                                                                                                            ------------

Income (loss) from operations before federal       income taxes and realized capital gains
                                                                                                2,271,537    (3,038,686)

Federal income tax expense/(benefit),
     excluding tax on capital gains                                                               444,406    (1,006,592)
                                                                                                            ------------

Net gain (loss) from operations before
     realized capital gains                                                                     1,827,131    (2,032,094)
                                                                                              ------------  ------------

Realized capital gains (losses) (net of tax
     benefit of $110,783 in 1996, tax
     benefit of $3,509,040 in 1995, and tax
     expense of $122,826 in 1994, and net
     of amounts transferred to the IMR of
(152,986), $(4,647,397), and $162,816
     in 1996, 1995 and 1994, respectively)                                                             --            --
                                                                                              ------------  ------------

Net income (loss)                                                                             $ 1,827,131   $(2,032,094)
                                                                                              ------------  ------------

                                                                                                     1994
                                                                                              ---------------
Income:
  Premiums, annuity considerations and
     deposit-type funds                                                                       $   19,259,281
  Considerations for supplementary contracts
     without life contingencies                                                                           --
  Net investment income                                                                           14,267,469
  Amortization of interest maintenance
     reserve                                                                                         278,726
                                                                                              ---------------

Total Income                                                                                      33,805,476
                                                                                              ---------------

Benefits and Expenses:
  Death benefits                                                                                   1,571,941
  Annuity benefits                                                                                    46,038
  Surrender benefits and other fund
     withdrawals                                                                                   4,448,864
  Interest on policy or contract funds                                                                 6,143
  Payment on supplementary contracts without
     life contingencies                                                                                   --
  Increase/(decrease) in aggregate reserves
     for life policies and annuity contracts                                                      24,000,789
  Increase in reserve for supplementary
     contracts without life contingencies                                                                 --
  Commissions on premiums and annuity
     considerations                                                                                  658,827
  Commissions and expense allowances on
     reinsurance assumed                                                                             555,205
  General insurance expenses                                                                       1,057,081
  Insurance, taxes, licenses, and fees,
     excluding federal income taxes                                                                  473,845
  Other expenses                                                                                          --
                                                                                              ---------------

Total Benefits and Expenses                                                                       32,818,733
                                                                                              ---------------

Income (loss) from operations before federal       income taxes and realized capital gains
                                                                                                     986,743

Federal income tax expense/(benefit),
     excluding tax on capital gains                                                               (1,045,049)
                                                                                              ---------------

Net gain (loss) from operations before
     realized capital gains                                                                        2,031,792
                                                                                              ---------------

Realized capital gains (losses) (net of tax
     benefit of $110,783 in 1996, tax
     benefit of $3,509,040 in 1995, and tax
     expense of $122,826 in 1994, and net
     of amounts transferred to the IMR of
(152,986), $(4,647,397), and $162,816
     in 1996, 1995 and 1994, respectively)                                                                --
                                                                                              ---------------

Net income (loss)                                                                                 $2,031,792
                                                                                              ---------------


See accompanying notes to statutory financial statements.

FIRST COVA LIFE INSURANCE COMPANY

Statutory Statements of Capital Stock and Surplus

Years ended December 31, 1996, 1995 and 1994



                                             1996            1995          1994
                                                       ------------  ------------
Capital stock - balance at beginning
     and end of year                     $ 2,000,000   $ 2,000,000   $ 2,000,000
                                         ------------  ------------  ------------

Gross paid-in and contributed surplus:
     Balance at beginning of year         11,501,272    10,501,272    10,501,272
     Capital contribution                         --     1,000,000            --
                                                                     ------------

     Balance at end of year               11,501,272    11,501,272    10,501,272
                                         ------------  ------------  ------------

Unassigned surplus:
     Balance at beginning of year          8,027,462    10,210,632     8,498,465
     Net income (loss)                     1,827,131    (2,032,094)    2,031,792
     Change in non-admitted assets                --       203,596        98,589
     Change in asset valuation reserve      (284,772)     (354,672)     (418,214)
     Prior period FIT adjustment              71,785            --            --
                                         ------------

     Balance at end of year                9,641,606     8,027,462    10,210,632
                                                       ------------  ------------

Total capital stock and surplus          $23,142,878   $21,528,734   $22,711,904
                                                       ------------  ------------


See accompanying notes to statutory financial statements.

FIRST COVA LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 1996, 1995 and 1994



                                                             1996           1995           1994
                                                       ------------  -------------  -------------
Cash from operations:
Premium and annuity considerations
  and deposit-type funds                               $   568,601   $    126,602   $ 19,259,281
Other premiums, considerations, and
  deposits                                                  81,024         32,526             --
Investment income received, excluding
  realized gains/losses and net of
  investment expenses                                   13,499,412     13,036,731     14,540,436
Miscellaneous income                                        71,785             --             --
                                                                     -------------  -------------
  Total                                                 14,220,822     13,195,859     33,799,717
                                                                     -------------  -------------

Life and accident and health claims paid                 2,716,353      1,955,156      1,541,350
Surrender benefits and other fund
  withdrawals paid                                       8,718,785      9,184,900      4,448,864
Other benefits to policyholders,
  primarily annuity benefits                                23,017        380,819         45,783
Commissions, other expenses, and taxes
  paid, excluding Federal income tax                     1,088,862      1,169,881      2,637,951
Federal income taxes paid/(recovered),
  excluding tax on capital gains                           156,191     (1,413,286)      (472,742)


  Total                                                 12,703,208     11,277,470      8,201,206
                                                       ------------  -------------  -------------

Net cash from operations                                 1,517,614      1,918,389     25,598,511
                                                                     -------------  -------------
Cash from investments:
Proceeds from bond sales                                40,506,099    156,912,941     54,622,631
Proceeds from mortgage loans                             1,316,212        111,873             --
Net losses on cash and short-term
  investments                                                 (138)       (19,990)            --
Taxes recovered (paid) on capital
  losses (gains)                                            84,406      2,526,724       (208,136)

  Total                                                 41,906,579    159,531,548     54,414,495
                                                                     -------------  -------------

Cost of bonds acquired                                  41,686,380    156,014,905     77,674,404
Cost of mortgage loans acquired                                 --     10,170,620             --
Net increase in policy loans                             1,970,141      1,276,701      2,081,756
  Total                                                 43,656,521    167,462,226     79,756,160
Net cash from investments                               (1,749,942)    (7,930,678)   (25,341,665)
Cash from financing and miscellaneous sources:
Capital and surplus paid-in                                     --      1,000,000             --
Other cash provided                                      2,016,000      1,378,538      1,144,173
Other cash applied                                        (935,255)       (12,716)    (2,002,738)
Net cash from financing and    miscellaneous sources
                                                         1,080,745      2,365,822       (858,565)

Net change in cash and short-term
  investments                                              848,417     (3,646,467)      (601,719)
                                                       ------------  -------------  -------------

Cash and short-term investments at
  beginning of year                                      3,140,606      6,787,073      7,388,792

Cash and short-term investments at
  end of year                                          $ 3,989,023   $  3,140,606   $  6,787,073
                                                                     -------------  -------------

See accompanying notes to statutory financial statements

FIRST COVA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 1996, 1995 and 1994

(1)  COMPANY OWNERSHIP AND NATURE OF BUSINESS

     COMPANY OWNERSHIP

The Company is a wholly owned subsidiary of Cova Financial Services Life Insurance Company (CFSLIC). On June 1, 1995, a subsidiary of General American Life Insurance Company (GALIC), a Missouri domiciled life insurance company, purchased the Companys parent and its affiliates from their previous owner, Xerox Financial Services Incorporated (XFSI), a wholly owned subsidiary of Xerox Corporation, for approximately $106.1 million in cash and additional future contingent consideration. Following the acquisition, the Companys name changed from First Xerox Life Insurance Company to First Cova Life Insurance Company.

     NATURE OF BUSINESS

The Company is licensed to do business in the state of New York. The Company markets and services single premium deferred annuities. Most of the policies issued present no significant mortality nor longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

Under the deferred annuity contracts, interest rates credited to policyholder deposits are guaranteed by the Company for periods from one to five years, but in no case may renewal rates be less than 3%. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate reset and adjust account values based on current crediting rates. Policyholders may also incur certain Federal income tax penalties on withdrawals.

Although the Company markets its products through numerous distributors, including regional brokerage firms, national brokerage firms and banks, approximately 91% and 92% of the Companys sales were through one specific brokerage firm, Advest in 1996 and 1995 respectively. Approximately 94% of the Companys sales were through one specific brokerage firm, Dime Agency, in 1994.

(2)  BASIS OF PRESENTATION

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which is a comprehensive basis of accounting other than generally accepted accounting principles. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (the Association). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. All material transactions recorded by the Company during 1996, 1995 and 1994 are in conformity with prescribed practices.

Generally accepted accounting principles (GAAP) differ in certain respects from the accounting practices prescribed or permitted by insurance regulatory authorities (statutory accounting principles).

(Continued)

                                             FIRST COVA LIFE INSURANCE COMPANY

                                       Notes to Statutory Financial Statements

                                  Years ended December 31, 1996, 1995 and 1994

The major differences arise principally from the immediate expense recognition of policy acquisition costs and intangible assets for statutory reporting, determination of policy reserves based on different discount rates and methods, the non-recognition of financial reinsurance for GAAP reporting, the establishment of an Asset Valuation Reserve as a contingent liability based on the credit quality of the Company's investment securities on a statutory basis, and the establishment of an Interest Maintenance Reserve on a statutory basis as an unearned liability to defer the realized gains and losses of fixed income investments presumably resulting from changes to interest rates and amortize them into income over the remaining life of the investment sold. In addition, adjustments to record the carrying values of debt securities and certain equity securities at market are applied only under GAAP reporting.

          Another difference arises from Federal income taxes being charged to operations based on income that is currently taxable. Deferred income taxes are not provided for on a statutory basis for the tax effect of temporary differences between book and tax basis of assets and liabilities.

 Purchase accounting creates another difference as it requires the restatement of GAAP assets and liabilities to their estimated fair values and shareholders equity to the net purchase price. Statutory accounting does not recognize the purchase method of accounting.

 The following schedules set forth the adjustments to statutory net income and capital stock and surplus necessary to present them in accordance with generally accepted accounting principles (in thousands):




                                                                                1996  1995  1994
Net Income-
-------------------------------------------------
As reported under statutory accounting practices   $1,827   $(2,032)  $ 2,032
Deferred acquisition costs                             48       186     1,238
Change in reserve for policies and contracts          409     3,757     1,582
Interest maintenance reserve                           53    (4,437)     (116)
Deferred income taxes                                (642)     (925)   (1,387)
Amortization of intangible assets and liabilities    (189)     (526)       64
Other, net                                            163       252         3

As reported under generally accepted
accounting principles                              $1,669   $(3,725)  $ 3,416
                                                   =======  ========  ========


 The Companys net income for 1995 reported under GAAP of $(3,725) includes the periods from January 1, 1995 to May 31, 1995 (the pre-sale period) and June 1,
          1995 to December 31, 1995 (the post-sale period). These periods are considered to be separate and distinct accounting periods under GAAP as the
       Company was sold on June 1, 1995 (see note 1) causing the Companys GAAP balance sheet and income statement to be restated according to purchase accounting.

                                                                   (Continued)

                                             FIRST COVA LIFE INSURANCE COMPANY

                                       Notes to Statutory Financial Statements

                                  Years ended December 31, 1996, 1995 and 1994



                                                                                      1996  1995  1994
Capital stock and surplus
 As reported under statutory accounting practices      $23,143   $21,529   $ 22,712
Deferred acquisition costs                                  48        --      1,564
Reserves for policies and contracts                      4,829     4,423        665
Asset valuation reserve                                  1,470     1,185        830
Interest maintenance reserve                             1,461     1,408      5,844
Unrealized appreciation/(depreciation) of investments   (1,470)    3,328    (13,642)
Deferred income taxes                                      325      (610)     4,084
Present value of future profits                          5,572     5,249         --
Goodwill                                                 2,254     2,377        405
Other, net                                                  (5)       --        204
                                                                 --------  ---------

As reported under generally accepted
 accounting principles                                 $37,627   $38,889   $ 22,666
                                                       ========  ========  =========

    In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.  Investment valuation is most affected by the use of estimates and assumptions.

      The market value of the Companys investments is subject to the risk that interest rates will change and cause a temporary increase or decrease in the liquidation value of debt securities.  To the extent that fluctuations in interest rates cause the cash
 flow of assets and liabilities to change, the Company might have to liquidate assets prior to their maturity and recognize a gain or a loss. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques which attempt to control the risks presented by differences in the probable cash flows and reinvestment of assets with the timing of crediting rate changes in the Companys policies and contracts. Changes in the estimated prepayments of mortgage-backed securities also may cause retrospective changes in the amortization period of such securities and the related recognition of income.

             (3)  BASIS OF VALUATION AND INCOME RECOGNITION OF INVESTED ASSETS

                                 Asset values are generally stated as follows:

                             Investments are valued as prescribed by the NAIC.

        Bonds not backed by other loans are valued at amortized cost using the interest method.

       Mortgage-backed bonds, included in bonds, are valued at amortized cost. Amortization of the discount or premium from the purchase of these securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond with a corresponding charge or credit to interest income (the retrospective method).

                                                                   (Continued)

                                             FIRST COVA LIFE INSURANCE COMPANY

                                       Notes to Statutory Financial Statements

                                  Years ended December 31, 1996, 1995 and 1994

  Mortgage loans and policy loans are stated at the aggregate unpaid principal value. Short-term investments are carried at cost which approximates market value.

 Investment income is recorded when earned.  Realized capital gains and losses on the sales of investments are determined on the basis of specific costs of investments and are credited or charged to income net of federal income taxes.

                                          (4)  REVENUE AND EXPENSE RECOGNITION

       Premiums, annuity considerations and deposit-type funds are credited to revenue when collected. Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

                 (5)  ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

 Life insurance companies are required to establish an Asset Valuation Reserve
      (AVR) and an Interest Maintenance Reserve (IMR). The AVR provides for a standardized statutory investment valuation reserve for bonds, preferred stocks, short-term investments, mortgage loans, common stocks, real estate, and other invested assets. The IMR is designed to defer net realized capital gains and losses presumably resulting from changes in the level of interest rates in the market and to amortize them into income over the remaining life of the bond or mortgage loan sold.  The IMR represents the unamortized portion not yet taken into income.

                                                     (6)  FEDERAL INCOME TAXES

        Federal income taxes are charged to operations based on income that is currently taxable. No charge to operations is made nor liability established for the tax effect of timing differences between financial reporting and taxable income.

 For 1996, the Company will file a consolidated federal income tax return with its parent company, CFSLIC.

     The method of allocation between the companies is both subject to written agreement and approval by the Board of Directors. Allocation is to be based upon separate return calculations, adjusted for any tax deferred intercompany transactions, with current credit for net losses to the extent recoverable in the consolidated return.  Intercompany tax balances are to be settled not later than thirty days after related returns are filed.

     Amounts payable or recoverable related to periods before June 1, 1995 are subject to an indemnification agreement with Xerox Corporation which has the effect that the Company is not at risk for any income taxes nor entitled to recoveries related to those periods.

                                                                   (Continued)

                                             FIRST COVA LIFE INSURANCE COMPANY

                                       Notes to Statutory Financial Statements

                                  Years ended December 31, 1996, 1995 and 1994

  The actual federal income tax expense differed from the expected tax expense computed by applying the U.S. federal statutory rate to the 1996, 1995 and 1994 net gain from operations before federal income taxes as follows:

                                                          1996            1995            1994
                                                                                (In thousands)

Computed expected tax expense             $ 795    35.0%  $(1,064)   35.0%  $   345      35.0%
Tax basis reserve adjustment                (30)   (1.3)      847   (27.9)       80       8.1
IMR amortization                             72     3.2        74    (2.4)      (98)     (9.9)
Proxy tax on insurance acquisition costs      4     0.2      (455)   15.0         1        .1
Adjustment for prior years                   --      --         -       -      (444)    (45.0)
Intangible Amortization                    (376)  (16.6)     (126)    4.1         -         -
Tax-exempt, income, net                      --      --         -       -      (963)    (97.7)
Other                                       (21)   (0.9)     (283)    9.3        34       3.5
                                          $ 444    19.6%  $(1,007)   33.1%  $(1,045)  (105.9)%
                                          ======  ======  ========  ======  ========  ========


The Budget Reconciliation Act of 1990 requires life insurers to capitalize and amortize a "proxy" amount of policy acquisition costs beginning in 1990. This proxy amount is based on a percentage of the life insurance company's premium income and not on actual policy acquisition costs.

                             (7)  INFORMATION CONCERNING PARENT AND AFFILIATES

 The Company was organized under the laws of the State of New York on December 31, 1992 and became licensed to do business in the State of New York on March 12, 1993. The Company is a wholly owned subsidiary of CFSLIC (formerly Xerox
         Financial Services Life Insurance Company), a Missouri domiciled life insurance company. On December 31, 1992 Xerox Financial Services Life
 Insurance Company acquired Wausau Underwriters Life Insurance Company (Wausau
Life), a stock life insurance company organized under the laws of the state of Wisconsin and licensed to transact life insurance in Wisconsin and New York.
On April 16, 1993 Wausau Life was merged into the Company, with the Company as the surviving corporation.

 The Company has entered into a service agreement and an investment accounting service agreement with its parent, CFSLIC. The Company has also entered into an investment services agreement with Conning Asset Management Company, a Missouri corporation and an affiliate of the Company, pursuant to which the Company receives investment advice. Under the terms of the agreements, the companies (Service Providers) perform various services for the Company which include investment, underwriting, claims, and certain administrative functions. The Service Providers are reimbursed for their services. Expenses and fees paid to affiliated companies during 1996, 1995 and 1994 were
                                $337,994, $349,771 and $348,262, respectively.

                                   (8)  CAPITAL STOCK AND SURPLUS RESTRICTIONS

      The amount of dividends which can be paid by State of New York insurance companies to shareholders is subject to prior approval of the Insurance Commissioner. There have been no other restrictions placed on the unassigned surplus funds.

                                                                   (Continued)

                                             FIRST COVA LIFE INSURANCE COMPANY

                                       Notes to Statutory Financial Statements

                                  Years ended December 31, 1996, 1995 and 1994

                                      (9)  FAIR VALUE OF FINANCIAL INSTRUMENTS

  Statement of Financial Accounting Standards No. 107, "Disclosures About Fair
     Value of Financial Instruments" (SFAS 107), extends fair value disclosure practices with regard to financial instruments, both assets and liabilities, for which it is practical to estimate fair value. In cases where quoted market prices are not readily available, fair values are based on estimates that use present value or other valuation techniques.

These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows.  Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions or market conditions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

                 CASH AND CASH EQUIVALENTS, SHORT-TERM INVESTMENTS AND ACCRUED
                                                            INVESTMENT INCOME:

           The carrying value amounts reported in the balance sheets for these instruments approximate their fair values.

                 INVESTMENT SECURITIES (INCLUDING MORTGAGE-BACKED SECURITIES):

 Fair value for bonds are based on quoted market prices, where available.  For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.  (See note 11 for fair value disclosures). Fair values for mortgages are based on management estimates and incorporate independent appraisals of underlying property.  As of December 31, 1996 and 1995, fair value of the Company's mortgage loans are equivalent to the carrying value.

                                                         INVESTMENT CONTRACTS:

   The Companys policy contracts require the beneficiaries commence receipt of payments by the later of age 85 or 10 years after purchase, and substantially all permit earlier surrenders, generally subject to fees and adjustments. Fair values for the Companys liabilities under investment type contracts are estimated as the amount payable on demand. As of December 31, 1996 the cash surrender value of policyholder funds on deposit was $154,674,632 and the carrying value was $158,304,214. As of December 31, 1995 the cash surrender value of policyholder funds on deposit was $155,449,472 and the carrying value was $159,232,113.

                                             FIRST COVA LIFE INSURANCE COMPANY

                                       Notes to Statutory Financial Statements

                                  Years ended December 31, 1996, 1995 and 1994

                                     (10)  LIFE AND ANNUITY ACTUARIAL RESERVES

There are no deferred fractional premiums on any policies sold or currently in force. There are no premiums beyond the date of death. There are no required reserves for the waiver of deferred fractionals or refund of premiums beyond the date of death.

Substandard policies are valued using a modification of the standard valuation tables based on the substandard rating. The modification is 25% additional mortality increase of the standard table for each table rating.

  As of December 31, 1996, the Company had no insurance in force for which the gross premiums were less than the net premiums according to the standard valuation set by the State of New York.

          The tabular interest has been determined from the basic data for the calculation of policy reserves.

Tabular interest for funds not involving life contingencies for each valuation rate and contractual guaranteed rate was determined as the statutory amount required to support the required statutory reserve based on the Commissioner's annuity reserve valuation method. Generally it is 1/100 of the product of such valuation rate of interest times the mean funds at the beginning and end of the valuation period or issue date of the policy if less.

       The life and annuity actuarial reserves as provided in the accompanying statutory financial statements segregated by type and valuation characteristics for 1996 and 1995 are given below.



                                1996           1995   Valuation                           Withdrawal
      Type                Reserve        Reserve              basic/rate                     characteristic
----------------------  -------------  -------------  ----------------------------------  -----------------------
Structured Settlements     1,027,146        997,873                       1983 IAM 8.25%  No withdrawal permitted
SPDA - 1 year             11,817,558     11,711,777   CARVM 5.75% - 7.00%                 Fixed surrender charge
SPDA - 5 year             14,320,006     13,103,310   CARVM 7.00% - 8.00%                 Withdrawal limited to
                                                                                                     10% per year
Ordinary Life                107,415        104,780                    1958 CSO 3.5% NL   Fixed surrender charge
Ordinary Life                 35,730         31,786                       1980 CSO CRVM   Fixed surrender charge
Ordinary Life                228,258        207,602                    1980 CSO 4.5% NO   Fixed surrender charge
Ordinary Life                  1,600          1,600   Group conversion excess mortality   Fixed surrender charge
Ordinary Life                  2,717          2,544   Guaranteed insurability             Fixed surrender charge
Ordinary Life             19,536,154     20,281,286                1958 CSO ALB 5.5% NL   Fixed surrender charge
Group Life                31,528,014     33,016,478                1958 CSO ALB 5.5% NL   Fixed surrender charge
Ordinary Life             20,453,429     20,494,006   1980 CSO ANB Male 5.5% NL           Fixed surrender charge
Group Life                21,642,264     21,502,975   1980 CSO ANB Male 5.5% NL           Fixed surrender charge
Ordinary Life             18,394,161     18,355,509   1980 CSO ANB Female 5.5% NL         Fixed surrender charge
Group Life                20,612,630     20,766,772   1980 CSO ANB Female 5.5% NL         Fixed surrender charge
Miscellaneous                  7,060          6,867                                   -                         -
Reinsurance ceded         (1,409,928)    (1,353,052)                                  -                         -
                        $158,304,214   $159,232,113
                        -------------  -------------



                                                                   (Continued)

                                             FIRST COVA LIFE INSURANCE COMPANY

                                       Notes to Statutory Financial Statements

                                  Years ended December 31, 1996, 1995 and 1994

                                                             (11)  INVESTMENTS

  The cost or amortized cost and estimated fair value of bonds at December 31,
                                                  1996 and 1995 is as follows:



                                                            1996
                                                     ------------
                        Cost or     Gross            Gross         Estimated
                        amortized   unrealized       unrealized    fair        Carrying
                           cost       gains            losses        value       value
                        ----------  ---------------  ------------  ----------  ---------
                                     (In thousands)

Bonds:
 Governments            $      764               --  $       (33)  $      731  $     764
 Nonguaranteed bonds -
   U.S. government          41,241               60         (175)      41,126     41,241
 Public utilities            7,789               19         (231)       7,577      7,789
 Industrial and
   miscellaneous           105,916              421       (1,531)     104,806    105,916

Total bonds             $  155,710  $           500  $    (1,970)  $  154,240  $ 155,710


                                                            1995
                                                     ------------
                        Cost or     Gross            Gross         Estimated
                        amortized   unrealized       unrealized    fair        Carrying
                           cost       gains            losses        value       value
                        ----------  ---------------  ------------  ----------  ---------
                                     (In thousands)
Bonds:
 Governments            $      737  $             6            -   $      743  $     737
 Nonguaranteed bonds -
   U.S. government          42,749            1,247          (33)      43,963     42,749
 Public utilities            5,000              175           --        5,175      5,000
 Industrial and
   miscellaneous           106,300            2,521         (588)     108,233    106,300

Total bonds             $  154,786  $         3,949  $      (621)    $158,114  $ 154,786
                        ----------  ---------------  ------------  ----------  ---------


(Continued)

                      FIRST COVA LIFE INSURANCE COMPANY

                   Notes to Statutory Financial Statements

                 Years ended December 31, 1996, 1995 and 1994

The amortized cost and estimated fair value of bonds at December 31, 1996, by contractual maturity, are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities will be substantially shorter than their contractual maturity because they may require monthly principal installments and mortgages may prepay principal.



                                                   1996
                                                         Estimated
                                        Carrying         fair
                                        value            value
                                         (in thousands)
Due in one year or less                 $            35  $       35
Due after one year through five years            16,298      16,331
Due after five years through ten years           44,238      44,255
Due after ten years                              19,534      19,082
Mortgage-backed securities                       75,605      74,537

Total                                   $       155,710  $  154,240

Approximately 60% of the Company's bonds are of highest quality, 38% are of high quality, and 2% are of medium quality based on NAIC rating methodology. No provision was made for possible decline in the market value of individual bonds, other than the establishment of AVR, as of December 31, 1996 or 1995 as the Company intends to hold the investments until such time as no significant loss would result.

The components of net investment income were as follows:

                                            1996      1995     1994
                                                 (in thousands)

Income on bonds                        $11,274   $ 7,907   $12,999
Income on mortgage loans                   940       373         -
Income on short-term investments           106     3,132       332
Income on cash on deposit                    4         -         -
Income on policy loans                   1,281     1,281     1,182
Miscellaneous interest                       4         -         -

Total investment income                 13,609    12,693    14,513
Investment expenses                       (102)     (167)     (246)

Net investment income                  $13,507   $12,526   $14,267

Realized capital gains/(losses) were:
 follows:
  Bonds                                   (264)   (8,136)      286
  Short-term investments                    --       (20)        -

Net realized gains/(losses) on
  investments                          $  (264)  $(8,156)  $   286

                                 (Continued)

                      FIRST COVA LIFE INSURANCE COMPANY

                   Notes to Statutory Financial Statements

                 Years ended December 31, 1996, 1995 and 1994

 Proceeds from sales, redemptions and paydowns of investments in bonds during
  1996 were $40,506,099.  Gross gains of $51,375 and gross losses of $315,006 were realized on those sales.

 Proceeds from sales, redemptions and paydowns of investments in bonds during
    1995 were $156,912,944.  Gross gains of $1,830,297 and gross losses of
                   $9,966,745 were realized on those sales.

 Proceeds from sales, redemptions and paydowns of investments in bonds during 1994 were $54,622,631. Gross gains of $941,714 and gross losses of $656,072 were realized on those sales.

  Bonds with a book value of approximately $798,853 at December 31, 1996 were deposited with governmental authorities as required by law.

 As of December 31, 1996 the Company held the following individual securities which exceeded 10% of capital and surplus:

         Long-term Debt                   Amortized         Long-term Debt
                                         Amortized
      Securities                         Cost             Securities                   Cost

FNMA Remic Tr 1996-50 A1        $10,456,218  FHLMC Mc Mtg Prt Crt Ser 1506-G     $4,938,895
FNMA Remic Tr 1992-159 Pk         9,821,020  RJR Nabisco Inc.                     4,883,946
Countryside Mtg 1993-12 A4        8,908,245  Salomon Inc.                         4,851,563
FNMA Remic Tr 1993 Ser 54-J       6,640,606  Telecommunications Inc.              4,728,227
Time Warner                       5,498,588  Nabisco, Inc.                        4,492,403
American Airlines                 5,182,956  Res Funding Mtg Svcs 1993-S26 A8     4,010,400
Develope Div Rlty                 5,072,488  Union Acceptance Corp Senior Notes   4,000,000
Kirby Corp.                       5,035,559  Independent Natl Mtg 1995-M A2       3,997,956
Swire Pacific Finance Ltd.        5,003,214  Pru Home Mtg Sec 1993-31 A10         3,776,815
CS First Bost. Fin. Co. Sr Sec
1995-A 144AAA                     5,000,000  Sears Mtg Securities 1993-7 T5       3,741,402
American Trans Air 1996-1         5,000,000  FHLMC MC Mtg Prt Crt Ser 1266-F      3,458,909
Washington Water Power Co.        5,000,000  Enserch Exploration                  3,000,000
FNMA Remic Tr 1992 Ser 124-PH     4,956,255  First USA Bank                       2,966,918
Alcoa Aluminio                    4,947,725

As of December 31, 1995 the Company held the following individual securities which exceeded 10% of capital and surplus:

      Long-term Debt                  Amortized         Long-term Debt              Amortized
        Securities                      Cost              Securities                  Cost

Countrywide Mtg 1993-12 A4               $8,849,196  Telecommunications Inc.               $4,707,031
Capital Desjardin Inc. 144A               6,000,000  Nabisco, Inc.                          4,491,761
Time Warner                               5,572,607  FHLMC MC Mtg Prt Crt Ser 1266-F        4,065,730
American Airlines                         5,398,931  Res Funding Mtg Svcs 1993-S26 A8       4,012,328
Develop Div Rlty                          5,090,900  Union Acceptance Corp Senior Notes     4,000,000
Price Costco Inc.                         5,061,616  Independent Natl Mtg Corp 1995-M A2    3,997,516
Kirby Corp.                               5,044,336  Pru Home Mtg Sec 1993 Ser 31-A10       3,782,629
Swire Pacific Finance Ltd.                5,003,560  Sears Mtg Securities 1993-7 T5         3,725,555
CS First Bost Fin Co SR Sec 1995-A 144A   5,000,000  S-B Properties Ltd. Commerrcial Mtg    3,684,850
Washington Water Power Co.                5,000,000  Cary Robert Falk                       3,184,414
Advanta Corp.                             4,917,535  Shawmutt National Bank                 3,154,147
RJR Nabisco Inc.                          4,871,332  Salem Real Estate Commercial Mtg       2,204,252
Salomon Inc.                              4,834,305  John Hancock Capital Corp Comm Paper   2,164,645


     (Continued)
     FIRST COVA LIFE INSURANCE COMPANY

     Notes to Statutory Financial Statements

     Years ended December 31, 1996, 1995 and 1994


     (12)    NON-ADMITTED ASSETS

        Assets must be included in the statements of assets and liabilities at admitted asset value, and non-admitted assets, principally agents balances, must be excluded through a charge against unassigned surplus.

     (13)  REINSURANCE

        In 1993 the Company entered into a reinsurance treaty with its parent, CFSLIC. The underlying block of business assumed was single premium whole life policies. Reserves assumed at December 31, 1996 and 1995 approximated $132.2 million and $134.4 million, respectively.

     Wausau Life maintained a closed block of whole life policies and structured settlements which were ceded 100% to Nationwide Life Insurance Company as of the purchase date of Wausau Life, December 31, 1992. Total reserves ceded to Nationwide at December 31, 1996 and 1995 were $1,409,928 and $1,353,052 respectively.

     (14)  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

         In December 1992, the National Association of Insurance Commissioners issued guidelines regarding the accrual of postretirement health care benefits. The effective date of implementation was January 1, 1993. The effects of implementing these guidelines are not considered material.

     (15)  RISK-BASED CAPITAL

     The National Association of Insurance Commissioners has developed certain Risk-based Capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1996 the Companys Total Adjusted Capital and Authorized Control Level - RBC were $24,612,658 and $1,906,236, respectively. At this level of adjusted capital, no action is required.

     (16)  GUARANTY FUND ASSESSMENTS

     The Company participates, along with all life insurance companies licensed in New York, in an association formed to guarantee benefits to policyholders of insolvent life insurance companies. Under the state law, the Company is contingently liable for its share of claims covered by the guaranty association for insolvencies incurred through 1996 but for which assessments have not yet been determined.

         The Company has not established an estimated liability for unassessed guarantee fund claims incurred prior to December 31, 1996 as management believes that such assessments are not material to the financial statements.

     (Continued)

     FIRST COVA LIFE INSURANCE COMPANY

     Notes to Statutory Financial Statements

     Years ended December 31, 1996, 1995 and 1994

     (17)  COMMITMENTS AND CONTINGENCIES

         In the ordinary course of business the Company is involved in various legal actions for which it establishes reserves where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the statutory financial statements. Under an indemnification agreement with Xerox Corporation, the Company is not liable for any litigation expenses arising from events occurring prior to the sale of the Company on June 1, 1995.
     Schedule of Selected Financial Data from Annual Statement